Exhibit 10.4

STERLING MINING COMPANY

SUBSCRIPTION AGREEMENT FOR UNITS

TO:	STERLING MINING COMPANY
AND TO:	BLACKMONT CAPITAL INC.
AND TO:	TD SECURITIES INC.
AND TO:	BLACKMONT CAPITAL CORP. AND TD SECURITIES (USA) LLC

The Subscriber (as hereinafter defined) hereby irrevocably subscribes for and agrees to purchase from Sterling Mining Company (the “Company”) that number of units of the Company (the “Units”) set out below at a price of US$2.30 per Unit. Each Unit is comprised of one share of the Company’s common stock, par value $0.05 per share (the “Common Shares”) and one Series A Common Share purchase warrant (the “Warrants”). Each Warrant is exercisable for one Common Share at an exercise price of US$4.25 for 24 months following the Closing Date. The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units” including, without limitation, the representations, warranties and covenants set forth in the applicable schedules attached thereto. The Subscriber further agrees, without limitation, that the Company and the Agents may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

(Name of Subscriber)

Account Reference (if applicable):

By:

Authorized Signature

(Official Capacity or Title – if the Subscriber is not an individual)

(Name of individual whose signature appears above if

different than the name of the subscriber printed above.)

(Subscriber’s Address, including Municipality and

Province/State)

(Telephone Number)                         (Email Address)

Account Registration Information:

(Name)

(Account Reference, if applicable)

(Address, including Postal or Zip Code)

Number and kind of securities of the Company held, directly or indirectly, if any:

Number of Units:                                          xUS$2.30

Aggregate Subscription Cost:

(the “Subscription Amount”)

Please complete if purchasing as Agents or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or Agents for accounts fully managed by it.

(Name of Disclosed Principal)

(Address of Disclosed Principal)

(Account Reference, if applicable)

Delivery Instructions as set forth below:

(Name)

(Account Reference, if applicable)

(Address)

(Contact Name)                            (Telephone Number)

TERMS AND CONDITIONS OF SUBSCRIPTION FOR

UNITS

ARTICLE 1 - INTERPRETATION

1.1	Definitions

Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

“Agents” means Blackmont Capital Inc., TD Securities Inc., Blackmont Capital Corp. and TD Securities (USA) LLC collectively.

“Agency Agreement” means the agency agreement to be entered into between the Company on the one hand and the Agents on the other, to be dated as of the Closing Date, in respect of the Offering.

“Blue Sky Laws” means the securities laws of any State.

“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in the City of Toronto are not open for business.

“Closing” shall have the meaning ascribed to such term in Section 4.1.

“Closing Date” shall have the meaning ascribed to such term in Section 4.1.

“Closing Time” shall have the meaning ascribed to such term in Section 4.1.

“Common Shares” means shares of common stock in the capital of the Company.

“Compensation Options” shall have the meaning ascribed to such term in Section 8.1.

“Company” means Sterling Mining Company and includes any successor corporations to or of the Company.

“Disclosed Principal” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Final Receipt” means the final receipt for the Prospectus issued by the securities regulatory authorities in all Jurisdictions.

“Insider” means (a) a director or senior officer of the Company (or a subsidiary of the Company), (b) any person who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Company for the time being outstanding or (c) an insider of a person described in (a) or (b) above.

“Institutional Accredited Investor” means an “accredited investor”, as defined in Rule 501(a)(1), (2), (3) and (7) of the U.S. Securities Act.

“Jurisdiction” means all provinces of Canada where the Subscribers reside.

“NI 45-106” means National Instrument 45-106 - Prospectus and Registration Exemptions of the Canadian Securities Administrators.

“Offering” means the offering of Units pursuant to this Subscription Agreement and the Agency Agreement.

“person” means any individual (whether acting as an executor, trustee, administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and every other form of legal or business entity of whatever nature or kind, and pronouns have a similar extended meaning.

“Prospectus” means the (final) non-offering prospectus of the Company to be filed in the Jurisdictions to qualify the Common Shares and Warrants comprising the Units and the Units issuable upon the exercise of the Compensation Options.

“Public Record” means the Company’s annual report on Form 10-K for the year ended December 31, 2005, as amended, the quarterly reports filed on Form 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006, as amended, and the current reports filed on Form 8-K since January 1, 2006.

“Registration Statement” means the registration statement or statements of the Company that may be filed with the SEC in order to register the Registerable Securities.

“Registerable Securities” means the Common Shares comprising part of the Units and the Warrant Shares underlying the Warrants and the Common Shares and Warrants comprising the Units underlying the Compensation Options.

“Regulation D” means Regulation D under the U.S. Securities Act.

“Regulation S” means Regulation S under the U.S. Securities Act.

“Rule 144” means Rule 144 under the U.S. Securities Act.

“Rule 144A” means Rule 144A under the U.S. Securities Act.

“SEC” means the United States Securities and Exchange Commission.

“Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders in the Jurisdictions, the applicable policy statements issued by the securities regulators in the Jurisdictions, the securities laws of the United States, any applicable States and any jurisdictions outside of Canada and the United States, the regulations and rules thereunder and the forms prescribed thereby and the rules of any applicable stock exchange.

“State” means any one of the 50 states of the United States of America or the District of Columbia.

“Subscriber” means the person purchasing the Units as set out on the face page of this Subscription Agreement and includes, as applicable, each Disclosed Principal for whom it is acting.

“Subscription Agreement” means this subscription agreement (including any schedules hereto) and any instrument amending this Subscription Agreement.

“Subscription Amount” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Term Sheet” means the term sheet attached hereto as Schedule “A”.

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“Units” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“U.S. Institutional Accredited Investor Status Certificate” means the certificate attached hereto as Schedule “C” which is required to be completed by a Subscriber who is resident in the United States

“U.S. Person” has the meaning set forth in Rule 902(k) of Regulation S under the U.S. Securities Act.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

“Warrants” means the common share purchase warrants of the Company that partly comprise the Units, as described on the face page hereof.

“Warrant Shares” means the Common Shares of the Company issuable upon exercise of the Warrants.

1.2	Gender and Number

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

1.3	Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol “$”, are expressed in U.S. dollars.

1.4	Subdivisions and Headings

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

ARTICLE 2 - SCHEDULES

2.1	Description of Schedules

The following are the Schedules attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule “A”	-	Term Sheet
Schedule “B”	-	Accredited Investor Status Certificate
Schedule “C”	-	U.S. Institutional Accredited Investor Status Certificate

ARTICLE 3- SUBSCRIPTION AND DESCRIPTION OF UNITS

3.1	Subscription for Units

The Subscriber hereby confirms its subscription for and offer to purchase the Units from the Company, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Amount, which is payable as described in Article 4 hereto.

3.2	Creation and Issuance of Units

The Units shall be created and issued by the Company and evidenced by unit certificates to be dated as of the Closing Date. The Term Sheet, a copy of which is attached hereto as Schedule “A”, summarizes the terms of the Units.

The Company will file a Prospectus to qualify the Common Shares in Canada within 120 days of Closing. The Company will file a resale Registration Statement and use its best efforts to have such registration statement declared effective by the SEC within 180 days of Closing to register the resale of the Common Shares and the Common Shares underlying the Warrants.

If the Company does not file a Prospectus to qualify the Common Shares in Canada and a resale Registration Statement to register the resale of the Common Shares and the Common Shares underlying the Warrants in the United States within 180 days of Closing, the Company shall thereafter pay each Subscriber 1% of the Subscription Amount per month to a maximum of 12%, on a pro-rata basis, payable quarterly.

3.3	Acceptance and Rejection of Subscription by the Company

The Subscriber acknowledges and agrees that the Company reserves the right, in its absolute discretion, to reject this subscription for Units, in whole or in part, at any time prior to the Closing Time. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Agents representing the Subscription Amount will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Amount for that portion of the subscription for the Units which is not accepted, will be promptly delivered to the Subscriber without interest or deduction.

ARTICLE 4 - CLOSING

4.1	Closing

Delivery and sale of the Units and payment of the Subscription Amount will be completed (the “Closing”) at the offices of the Company’s counsel, Cassels Brock & Blackwell LLP in Toronto, Ontario at 10:00 a.m. (Toronto time) (the “Closing Time”) on January 18, 2007 or such other place, date or time as the Company and the Agents may agree (the “Closing Date”). If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement and the Agency Agreement have been complied with to the satisfaction of the Agents, or waived by the Agents, the Agents shall (i) deliver to the Company at the Closing Time all completed Subscription Agreements, including this Subscription Agreement; and (ii) deliver to the Company the aggregate Subscription Amount for the Units sold pursuant to the Agency Agreement against delivery by the Company of certificates representing the Common Shares and Warrants comprising the Units and such other documentation as may be required pursuant to the Subscription Agreement and the Agency Agreement.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than delivery by the Company, as applicable, to the Subscriber of certificates representing the Common Shares and Warrants comprising the Units) and the Agency Agreement have not been complied with to the satisfaction of the Agents, or waived by the Agents, the Agents, the Company and the Subscriber will have no further obligations under this Subscription Agreement.

4.2	Conditions of Closing

The Subscriber acknowledges and agrees that the obligations of the Company hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time:

(a)	payment by the Subscriber of the Subscription Amount by certified cheque or bank draft in United States dollars payable to one of the Agents;

(b)	the Subscriber having properly completed, signed and delivered this Subscription Agreement to:

Blackmont Capital Inc.

BCE Place, 181 Bay St.

Suite 900

Toronto, Ontario M5J 2T3

Attention: Chad Williams

Fax: (416) 864-9151

(c)	the Subscriber having properly completed, signed and delivered Schedule “B” or Schedule “C” hereto, as applicable:

4.3	Authorization of the Agents

The Subscriber irrevocably authorizes the Agents in their discretion, to act as the Subscriber’s representative at the Closing, and hereby appoints the Agents, with full power of substitution, as its true and lawful attorney with full power and authority in the Subscriber’s place and stead:

(a)	to receive certificates representing the Common Shares and Warrants comprising the Units, to execute in the Subscriber’s name and on its behalf all closing receipts and required documents, to complete and correct any errors or omissions in any form or document provided by the Subscriber, including this Subscription Agreement and the Schedules hereto, in connection with the subscription for the Units and to exercise any rights of termination contained in the Agency Agreement;

(b)	to approve any opinion, certificate or other document addressed to the Subscriber;

(c)	to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants or conditions for the Subscriber’s benefit contained in this Subscription Agreement and the Agency Agreement or any ancillary or related document;

(d)	to terminate this Subscription Agreement if any condition precedent is not satisfied, in such manner and on such terms and conditions as the Agents in their sole discretion may determine; and

(e)	without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement.

ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF

THE COMPANY

5.1	Representations, Warranties and Covenants of the Company

The Subscriber shall have the benefit of the representations, warranties and covenants made by the Company to the Agents and set forth in the Agency Agreement. Such representations and warranties shall form an integral part of this Subscription Agreement and shall survive the closing of the purchase and sale of the Units and shall continue in full force and effect for the benefit of the Subscriber in accordance with the Agency Agreement.

The Company will file a Prospectus to qualify the Common Shares in Canada within 120 days of closing. The Company will file a resale Registration Statement and use its best efforts to have such registration statement declared effective by the SEC within 180 days of Closing to register the resale of the Common Shares and the Common Shares underlying the Warrants.

ARTICLE 6 - ACKNOWLEDGEMENTS, COVENANTS, REPRESENTATIONS AND WARRANTIES

OF THE SUBSCRIBER

6.1	Acknowledgements, Representations, Warranties and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, hereby represents and warrants to, and covenants with, the Company and the Agents as follows and acknowledges that the Company and the Agents are relying on such representations and warranties in connection with the transactions contemplated herein:

(a)	The Subscriber certifies that it is resident in the jurisdiction set out on the face page of this Subscription Agreement. Such address was not created and is not used solely for the purpose of acquiring the Units and the Subscriber was solicited to purchase in such jurisdiction.

(b)	If the Subscriber is not a person in the United States or a U.S. Person, or not purchasing the Units on behalf of a person in the United States or a U.S. Person:

(i)	the Subscriber has properly completed, executed and delivered to the Company Schedule “B” hereto (dated as of the date hereof), as applicable and the information contained therein is true and correct;

(ii)	the representations, warranties and covenants contained in Schedule “B” will be true and correct both as of the date of execution of this Subscription Agreement and as of the Closing Time;

(iii)	neither the Subscriber nor any Disclosed Principal is a U.S. Person nor subscribing for the Units for the account of a U.S. Person or for resale in the United States and the Subscriber confirms that the Units have not been offered to the Subscriber in the United States and that this Subscription Agreement has not been signed in the United States;

(iv)	the Subscriber acknowledges that the Common Shares and the Warrants comprising the Units and the Common Shares issuable upon the exercise of the Warrants have not been registered under the U.S. Securities Act and may not be offered or sold in the United States or to a U.S. Person unless the securities are registered under the U.S. Securities Act and all applicable State securities laws or an exemption from such registration requirements is available, and further agrees that hedging transactions involving such securities may not be conducted unless in compliance with the U.S. Securities Act;

(v)	the Subscriber and if applicable, the Disclosed Principal for whom the Subscriber is acting, understands that the Company is the seller of the Units and underlying securities and that, for purposes of Regulation S, a “distributor” is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement in the distribution of securities sold in reliance on Regulation S and that an “affiliate” is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. Except as otherwise permitted by Regulation S, the Subscriber and if applicable, the Disclosed Principal for whom the Subscriber is acting, agrees that it will not, during a one year distribution compliance period, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Units or underlying securities other than to a non-U.S. Person;

(vi)	the Subscriber and if applicable, the Disclosed Principal for whom the Subscriber is acting, acknowledges and understands that in the event the Units or underlying securities are offered, sold or otherwise transferred by the Subscriber or if applicable, the Disclosed Principal for whom the Subscriber is acting, to a non-U.S. Person prior to the expiration of a one year distribution compliance period, the purchaser or transferee must agree not to resell such securities except in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration; and must further agree not to engage in hedging transactions with regard to such securities unless in compliance with the U.S. Securities Act; and

(vii)	neither the Subscriber nor any Disclosed Principal will offer, sell or otherwise dispose of the Common Shares and Warrants comprising the Units or the Warrant Shares in the United States or to a U.S. Person unless the Company has consented to such offer, sale or disposition and such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the U.S. Securities Act and the securities laws of all applicable states of the United States or the SEC has declared effective a registration statement in respect of such securities.

(c)	If the Subscriber is a person in the United States or a U.S. Person, or is purchasing the Units on behalf of a person in the United States or a U.S. Person, the Subscriber:

(i)	or each beneficial purchaser as to which the Subscriber exercises sole investment discretion for whom it is purchasing, is acquiring the Units to be held for investment purposes only and not with a view to resale, distribution or other disposition of the Common Shares and Warrants comprising the Units, and the Warrant Shares, or any portion thereof, and without any present intention of selling, offering to sell or otherwise disposing of or distributing such securities, or any portion thereof, in any transaction other than a transaction complying with the registration requirements of the U.S. Securities Act and applicable Blue Sky Laws, or pursuant to an exemption therefrom;

(ii)	is aware that the Common Shares and Warrants comprising the Units have not been registered under the U.S. Securities Act and the sale contemplated hereby is being made in reliance on a private placement exemption to Institutional Accredited Investors; or each beneficial purchaser as to which the Subscriber exercises sole investment discretion for whom it is purchasing, satisfies one or more of the categories set out in Schedule “C” hereto;

(iii)	acknowledges that the representations, warranties and covenants contained in Schedule “C” will be true and correct both as of the date of execution of this Subscription Agreement and as of the Closing Time;

(iv)	is not purchasing the Units as a result of any “general solicitation or general advertising” (as such term is defined in Regulation D), including any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting where the attendees have been invited by general solicitation or general advertising;

(v)	understands that, unless the Registration Statement has become effective, the Warrants comprising part of the Units may not be sold or transferred in the United States or by or on behalf of a U.S. Person unless an exemption is available from the registration requirements of the U.S. Securities Act and applicable state securities laws;

(vi)	acknowledges that any person who exercises a Warrant will be required to provide to the Company one of the following:

(A)	a written certification that the holder (1) at the time of exercise of the Warrant is not in the United States, (2) is not a U.S. Person and is not exercising the Warrant on behalf of a U.S. Person or a person in the United States, and (3) did not execute or deliver the exercise form for the Warrant in the United States;

(B)	a written certification that the holder (1) purchased the Unit, from which the Warrant was converted, directly from the Company pursuant to a written Subscription Agreement for the purchase of the Units, (2) is exercising the Warrant solely for its own account and not on behalf of any other person, and (3) is an Institutional Accredited Investor, both on the date the Units were purchased by the Subscriber from the Company and on the date of the exercise of the Warrant; or

(C)	a written opinion of counsel of recognized standing in form and substance satisfactory to the Company to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available for the issuance of the Warrant Shares;

and understands that unless the holder provides a written certification pursuant to paragraph (c)(vii)(A) above, the certificates representing the Warrant Shares issued upon exercise of the Warrants prior to the applicable Registration Statement becoming effective will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available;

(vii)	understands that if it decides to offer, sell, pledge or otherwise transfer the Units, and, prior to the applicable Registration Statement becoming effective, the Common Shares comprising the Units and the Warrant Shares, such securities may be offered, sold or otherwise transferred only: (A) to the Company; (B) in compliance with Rule 904 under Regulation S, (C) in accordance with Rule 144 or Rule 144A under the U.S. Securities Act, if available, and in compliance with applicable local laws and regulations, or (D) in a transaction that does not otherwise require registration under the U.S. Securities Act or any applicable state securities laws if an opinion of counsel, of recognized standing reasonably satisfactory to the Company, has been provided to the Company to that effect; and

(viii)	consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfers set forth and described herein, and the Subscriber understands and acknowledges that the Company may instruct the registrar and transfer agent of the Company not to record a transfer without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to registration under the U.S. Securities Act.

(d)	If the Subscriber or any Disclosed Principal is not a person described in paragraphs 6.1(b) or 6.1(c) above, the subscription for the Units by the Subscriber does not contravene any of the applicable securities legislation in the jurisdiction in which the Subscriber resides and does not give rise to any obligation of the Company or the Agents to prepare and file a prospectus or similar document or to register the Units or to be registered with, or to file any report or notice with, any governmental or regulatory authority.

(e)	The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Units and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with, or constitute a material default under, or create a state of facts that, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber, the Securities Laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(f)	The Subscriber is subscribing for the Units as principal for its own account and not for the benefit of any other person (within the meaning of applicable Securities Laws). If it is subscribing as Agents for a Disclosed Principal, it has disclosed the name of the Disclosed Principal on the face page of this Subscription Agreement and acknowledges that the Company may be required by law to disclose to certain regulatory authorities the identity of each Disclosed Principal for whom the Subscriber is acting.

(g)	In the case of a subscription for the Units by the Subscriber acting as trustee or Agents for a fully managed account or as Agents for a Disclosed Principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of the fully managed account or Disclosed Principal, as applicable and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, the fully managed account or Disclosed Principal, as applicable.

(h)	In the case of a subscription for the Units by the Subscriber acting as principal, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber. This Subscription Agreement is enforceable in accordance with its terms against the Subscriber.

(i)	If the Subscriber is:

(i)	a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Units as contemplated herein and to carry out and perform its obligations under the terms of this Subscription Agreement;

(ii)	a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)	an individual, the Subscriber is of the full age of majority and is legally competent to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder.

(j)	Other than the Agents, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Units, the Subscriber covenants to indemnify and hold harmless the Company and the Agents with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(k)	The Subscriber is not, with respect to the Company or any of its affiliates, a “control person” as defined under the Securities Laws and the purchase of the Units hereunder and the exercise or deemed exercise of the Units will not result in the Subscriber becoming a control person.

(l)	If required by applicable Securities Laws or the Company, the Subscriber will execute, deliver and file, or assist the Company in filing, such reports, undertakings and other documents with respect to the issue and/or sale of the Units as may be required by any securities commission, stock exchange or other regulatory authority.

(m)	The Subscriber has been advised to consult its own legal advisors with respect to trading in the Common Shares and Warrants comprising the Units and the Warrant Shares and with respect to the resale restrictions imposed by the Securities Laws of the jurisdiction in which the Subscriber resides and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities that restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and neither the Company nor the Agents are in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (or beneficial persons for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws.

(n)	The Subscriber has not received or been provided with a prospectus, registration statement or offering memorandum, within the meaning of the Securities Laws, and the Subscriber’s decision to subscribe for the Units was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to facts made by or on behalf of the Company or the Agents. The Subscriber has had access to and has reviewed, to the extent it deems necessary, the Public Record and the Subscriber’s decision to subscribe for the Units was based solely upon this Subscription Agreement, the Term Sheet attached hereto as Schedule “A” and the Public Record (any such information having been obtained by the Subscriber without independent investigation or verification by the Agents).

(o)	The Subscriber is not purchasing Units with knowledge of material information concerning the Company that has not been generally disclosed.

(p)	No person has made any written or oral representations:

(i)	that any person will resell or repurchase the Common Shares, Warrants comprising the Units or the Warrant Shares;

(ii)	that any person will refund the Subscription Amount; or

(iii)	as to the future price or value of the Units or common shares in the capital of the Company.

(q)	There are risks associated with the purchase of and investment in the Units and the Subscriber has such knowledge and experience that it is capable of evaluating the merits and risks of an investment in the Common Shares, Warrants and Warrant Shares and fully understands the restrictions on resale of the Common Shares, Warrants and Warrant Shares and is capable of bearing the economic risk of the investment.

(r)	The funds representing the Subscription Amount that will be advanced by the Subscriber to the Company hereunder, as applicable, will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of its knowledge (a) none of the Subscription Amount to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) it shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

6.2	Additional Acknowledgments and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, hereby acknowledges, covenants and agrees as follows:

(a)	It has received and reviewed a copy of the Term Sheet setting out the principal terms of the Offering.

(b)	No securities commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body or similar regulatory authority has reviewed or passed on the merits of the Units, the Common Shares, Warrants, or Warrant Shares.

(c)	The Units shall be subject to statutory resale restrictions under the securities laws of the jurisdiction in which the Subscriber resides and under other applicable securities laws, and the Subscriber covenants that it will not resell the Common Shares or Warrants comprising the Units except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and neither the Company nor the Agents are in any way responsible) for such compliance.

(d)	The ability to transfer the Units is limited by, among other things, applicable Securities Laws and the Company shall refuse, and shall instruct its transfer agents to refuse, to register any transfer that does not comply with the Securities Laws.

(e)	The certificates representing the Common Shares, Warrants and Warrant Shares, if issued prior to receipt of the Final Receipt, will bear a legend substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE LATER OF (i) [THE CLOSING DATE]; AND (ii) THE DATE THAT THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

The certificates representing the Common Shares, Warrants and Warrant Shares will bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.”

(f)	The Agents and/or their directors, officers, employees, agents and representatives assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any such publicly available information concerning the Company or as to whether all information concerning the Company that is required to be disclosed or filed by the Company under the Securities Laws has been so disclosed or filed.

(g)

The Company and the Agents are relying on the representations, warranties and covenants contained herein and in the applicable Schedules attached hereto to determine the Subscriber’s eligibility to subscribe for the Units under applicable

Securities Laws and the Subscriber agrees to indemnify the Company, the Agents and each of their directors, officers and agents against all losses, claims, costs, expenses, damages or liabilities that any of them may suffer or incur as a result of or arising from reliance thereon. The Subscriber undertakes to immediately notify the Company of any change in any statement or other information relating to the Subscriber set forth in such applicable Schedules which takes place prior to the Closing Time.

(h)	The Company is relying on an exemption from the requirement to provide the Subscriber with a prospectus or registration statement under the Securities Laws and, as a consequence of acquiring the Units pursuant to such exemption, certain protections, rights and remedies provided by the Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber.

(i)	The Subscriber is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement.

(j)	There is no government guaranty or insurance covering the Warrants or Common Shares.

(k)	There are risks associated with the purchase of the Units and the Subscriber may lose his, her or its entire investment.

(l)	This Subscription Agreement and the schedules hereto require the Subscriber to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Units under the Securities Laws and other applicable securities laws, preparing and registering certificates representing Units to be issued to the Subscriber and completing filings required by any stock exchange or securities regulatory authority. The Subscriber’s personal information may be disclosed by the Company, the Agents, and their respective advisors to: (a) stock exchanges or securities regulatory authorities, (b) the tax authorities, and (c) any of the other parties involved in the Offering, including legal counsel and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described in section 6.1(l) hereof as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each Disclosed Principal.

(m)	If the Company obtains approval for the listing of the Common Shares on a Canadian stock exchange, prior to the effectiveness of the Registration Statement, such securities may trade on such Canadian stock exchange on a restricted basis. No Canadian broker-dealer would be permitted, under the U.S. Securities Act, to execute a transaction in those securities on a Canadian stock exchange if that member knows that the purchaser is in the United States or a U.S. Person or is acting for the account or benefit of a U.S. Person. Also, the Canadian broker-dealer must make reasonable efforts to ascertain whether a purchaser is in the United States or is a U.S. Person or is acting for the account or benefit of a U.S. Person and implement measures designed to assure reasonable compliance with this requirement.

(n)	If the Subscriber is resident in or otherwise subject to the Securities Laws applicable in the Province of Ontario, the information provided by the Subscriber on the face page of this Subscription Agreement identifying the name, address and telephone number of the Subscriber, the number of Units being purchased hereunder and the total purchase price as well as the Closing Date and the exemption that the Company is relying on in selling the Units to the Subscriber will be disclosed to the Ontario Securities Commission, and such information is being indirectly collected by the Ontario Securities Commission under the authority granted to it under securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of the Province of Ontario. Each Subscriber (for certainty including each Disclosed Principal) hereby authorizes the indirect collection of such information by the Ontario Securities Commission. In the event the Subscriber has any questions with respect to the indirect collection of such information by the Ontario Securities Commission, the Subscriber should contact the Ontario Securities Commission, Administrative Assistant to the Director of Corporate Finance at (416) 593-8086 or in person or writing at Suite 1900, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8.

ARTICLE 7 - SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1	Survival of Representations, Warranties and Covenants of the Company

The representations, warranties and covenants of the Company contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto, shall continue in full force and effect for the benefit of the Subscriber and the Agents.

7.2	Survival of Representations, Warranties and Covenants of the Subscriber

The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Company or the Agents with respect thereto and notwithstanding any subsequent disposition by the Subscriber of any of the Common Shares and Warrants comprising the Units, or the Warrant Shares issuable upon exercise of the Warrants, and shall continue in full force and effect for the benefit of the Company and the Agents.

ARTICLE 8 - COMMISSION

8.1	Commission to the Agents

The Subscriber understands that, in connection with the issue and sale of the Units pursuant to the Offering, the Agents will receive from the Company on Closing, a cash commission equal to 7.0% of the gross proceeds from the Offering. The Company will also issue to the Agents compensation options (the “Compensation Options”) exercisable, without payment of additional consideration, to acquire Units in the amount that is equal to 7% of the number of Securities sold pursuant to the Offering. Each Compensation Option will entitle the holder to acquire one Unit for US$2.30 for a period of eighteen months following Closing.

ARTICLE 9 - MISCELLANEOUS

9.1	Further Assurances

Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

9.2	Notices

(a)	Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile tested prior to transmission to such party, as follows:

(i)	in the case of the Company, to:

Sterling Mining Company 2201 Government Way

Suite E, Coeur d’Alene ID

83814 USA

Attention: Raymond De Motte

Fax: (208) 676-1629

with a copy to (which shall not constitute notice):

Cassels Brock & Blackwell LLP

2100 Scotia Plaza

40 King Street West

Toronto, Ontario M5H 3C2

Attention: David Poynton

Fax: (416) 644-9348

and to:

Parsons Behle & Latimer

201 South Main Street

Suite 1800

Salt Lake City, Utah 84111

Attention: Mark Lehman

Fax: (801) 536-6111

(ii)	in the case of the Subscriber, at the address specified on the face page hereof, with a copy to the Agents at:

Blackmont Capital Inc.

BCE Place, 181 Bay St.

Suite 900

Toronto, Ontario M5J 2T3

Attention: Chad Williams

Fax: (416) 864-9151

with a copy to (which shall not constitute notice):

TD Securities Inc.

Toronto-Dominion Tower

66 Wellington Street W., 9th Floor

Toronto, Ontario M5K 1A2

Attention: Gorden Glen

Fax: (416) 983-3176

and to:

Fraser Milner Casgrain LLP

1 First Canadian Place

39th Floor

100 King Street West

Toronto, Ontario M5X 1B2

Attention: John Sabine

Fax: (416) 863-4374

and to:

Dorsey & Whitney LLP

Canada Trust Tower, BCE Place

Suite 4310

161 Bay Street

Toronto, ON M5J 2S1

Attention: Gil Cornblum

Fax: (416) 367-7371

(b)	Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day following the day of such transmission.

(c)	Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

9.3	Time of the Essence

Time shall be of the essence of this Subscription Agreement and every part hereof.

9.4	Costs and Expenses

All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

9.5	Applicable Law

This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of Ontario and the laws of Canada applicable therein. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such province.

9.6	Entire Agreement

This Subscription Agreement, including the Schedules hereto, constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties. There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

9.7	Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original or faxed form and the parties adopt any signature received by a receiving fax machine as original signatures of the parties.

9.8	Assignment

This Subscription Agreement may not be assigned by either party except with the prior written consent of the other parties hereto.

9.9	Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

9.10	Language

It is the express wish of the Subscriber that the Subscription Agreement and any related documentation be drawn up in English. Il est de la volonté expressed du souscripteur que la convention de souscription ainsi que tout document connexe soient rédigés en langue anglaise.

The Company hereby accepts the subscription for Units as set forth on the face page of this Subscription Agreement on the terms and conditions contained in the Subscription Agreement (including all applicable schedules) this          day of                     , 2007.

STERLING MINING COMPANY

Per:
Authorized Signing Officer

SCHEDULE A – STERLING MINING COMPANY

UNIT TERM SHEET

Issuer:	Sterling Mining Company (“Sterling” or “Company”)

Offering:	3,.695,000 Units.Each Unit will consist of one Common Share and one Common Share purchase warrant.

Warrants:	Each Warrant is exercisable into one Common Share of the Company at US$4.25 for 24 months following Closing.

Price:	US$2.30 per unit

Amount:	US$8,498,500

Use of Proceeds:	The proceeds from the sale of the Units will be used to develop the Company’s Sunshine Mine in Idaho, working capital and general corporate purposes.

Type of Offering:	Best efforts private placement.

Minimum Subscription:	$10,000 or such other amount determined at the sole discretion of the Agent.

Selling Jurisdictions:	The Private Placement will be marketed to qualified investors in each of the Provinces of Ontario, Manitoba, Québec, Alberta, Nova Scotia, British Columbia and Saskatchewan and the Units only may also be offered in certain foreign jurisdictions under applicable exemptions and in the United States on a private placement basis to institutions that are “accredited investors” (as contemplated in Regulation D under the US Securities Act), as the Company and the Agent shall mutually agree . Subscribers in the various provinces of Canada must be “accredited investors” (as defined under applicable securities laws, rules or policies in such provinces).

Resale Restrictions:	The Company is not currently a reporting issuer in Canada and the four month seasoning period (pursuant to Multilateral Instrument 45-102) will not commence until the Company has become a reporting issuer in Ontario. Resales in the United States may be made pursuant to Rule 144. The Company has agreed to file one or more resale registration statements with respect to the Common Shares and the Common Shares underlying the Warrants.

Liquidity Incentive:	If the Company does not file a Non-Offering Prospectus to qualify the Common Shares in Canada and a resale Registration Statement to register the resale of the Common Shares and the Common Shares underlying the Warrants in the United States is not declared effective, within 180 days of Closing the Company shall pay each subscriber 1% of the total subscription amount paid by each subscriber to a maximum of 12%, on a pro-rata basis, payable quarterly.

Listing:	The Company is an SEC registrant and its Common Shares are quoted on the OTC Bulletin Board under the symbol “SRLM”. The Company shall make application to the TSX Exchange or the TSX Venture Exchange to list the Common Shares issuable hereunder on the TSX Exchange. The Warrants will not be listed on any exchange.

The Company will file a Non-Offering Prospectus to qualify the Common Shares in Canada within 120 days of Closing. The Company will file a resale Registration Statement and use its best efforts to have such registration statement declared effective by the SEC within 180 days of Closing to register the resale of the Common Shares and the Common Shares underlying the Warrants.

Eligibility:	Counsel for the Company and the Agents have not expressed any opinion regarding the eligibility of the Units, however, investors are cautioned that the Units will probably not be eligible for RRSPs, RRIFs, RESPs, and DPSPs.
Commission:	Cash commission of 7% of the gross proceeds raised pursuant to the Private Placement. The Agent will also be granted non-transferable options (“Agents’ Compensation Options”) to acquire Units in the amount that is equal to 7% of the number of Securities sold pursuant to the Private Placement. Each Agents’ Compensation Option will entitle the holder to acquire one Unit at US$2.30 per Unit for a period of 18 months following Closing.

Closing:	On or about January 18, 2007

Lead Agents:	Blackmont Capital Inc., TD Securities Inc.

SCHEDULE “B”

ACCREDITED INVESTOR STATUS CERTIFICATE

TO BE COMPLETED BY BRITISH COLUMBIA, ALBERTA, SASKATCHEWAN, MANITOBA, ONTARIO, NEWFOUNDLAND AND LABRADOR, NOVA SCOTIA, NEW BRUNSWICK AND PRINCE EDWARD ISLAND ACCREDITED INVESTORS

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

TO:	Sterling Mining Company (the “Company”)

In connection with the purchase by the undersigned Subscriber of the Units, the Subscriber, on its own behalf and on behalf of each Disclosed Principal for whom the Subscriber is acting (collectively, the “Subscriber”), hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

(a)    the Subscriber is resident in or otherwise subject to the securities laws of one of the provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Newfoundland and Labrador, Nova Scotia, New Brunswick or Prince Edward Island;

(b) the Subscriber is purchasing the Units as principal for its own account and not for the benefit of any other person;

(c)    the Subscriber is an “accredited investor” within the meaning of NI 45-106 on the basis that the undersigned fits within one of the categories of an “accredited investor” reproduced below beside which the undersigned has indicated the undersigned belongs to such category;

(d) the Subscriber was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) below; and

(e) upon execution of this Schedule B by the Subscriber, this Schedule B shall be incorporated into and form a part of the Subscription Agreement.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

☐	(a) a Canadian financial institution, or a Schedule III bank;

☐	(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐

(c)    a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐

(d)    a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐

(g)    a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐

(j)     an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

☐

(k)    an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

☐	(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

☐

(n)    an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐

(o)    an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐

(p)    a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐

(q)    a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

☐

(r)     a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐

(t)     a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or
☐

(v)    a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia.

For the purposes hereof, the following definitions are included for convenience:

(a)	“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)	“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Québec where control person means any person that holds or is one of a combination of persons that holds (i) a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or (ii) more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(c)	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(d)	“financial assets” means cash, securities, or any a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e)	“founder” means, in respect of an issuer, a person who, (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the trade is actively involved in the business of the issuer;

(f)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(g)	“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments;

(h)	“mutual fund” means an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer;

(i)	“non-redeemable investment fund” means an issuer,

(A) whose primary purpose is to invest money provided by its securityholders,

(B) that does not invest,

(i) for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(ii) for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(C) that is not a mutual fund;

(j)	“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets;

(k)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(l)	“spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(m)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is an affiliate of another person or company if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

In NI 45-106 a person (first person) is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Time.

Dated:	Signed:

Witness (If Subscriber is an Individual)	Print the name of Subscriber

Print Name of Witness	If Subscriber is a corporation, print name and title of Authorized Signing Officer

SCHEDULE C

UNITED STATES INSTITUTIONAL ACCREDITED INVESTOR CERTIFICATE

TO:	Sterling Mining Company (the “Company”)

CERTIFICATE

Capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Subscription Agreement to which this certificate was attached.

In connection with the purchase of Units (the “Units”) of Sterling Mining Company (the “Company”), the undersigned hereby represents, warrants and certifies that:

1.	the Subscriber (or if the Subscriber is acting on behalf of a principal, then for the principal for whom the Subscriber is acting) satisfies one or more of the following categories of “accredited investor” as that term is defined in Rule 501(a) of the Securities Act of 1933, as amended (the “U.S. Securities Act”), by virtue of the Subscriber being:

[please check one]

Category 1.	Any bank as defined in Section 3(a)(2) of the U.S. Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; or any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors

Category 2.	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940

Category 3.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of US$5,000,000

Category 4.	A trust that: (a) has total assets in excess of US$5,000,000, (b) was not formed for the specific purpose of acquiring the Units, and (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Units

Category 5.	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories

2.	(a) if the undersigned is the Subscriber, he or she is making the above statement based on personal knowledge of his or her financial situation and has reviewed personal financial documentation with an accountant, financial advisor or other financial professional, if necessary, to determine that the above statement is true; or (b) if the undersigned is other than the Subscriber, he or she is making the above statement based on a review, if necessary, of the financial statements of the Subscriber for the most recently completed financial year and any interim financial statements prepared since the end of such financial year and has undertaken such other review and due diligence necessary to determine and certify that the Subscriber is an “accredited investor” as that term is defined in Rule 501(a) of the U.S. Securities Act; and

3.	the Subscriber understands that the Company is relying on this certificate as evidence of the Subscriber’s status as an “accredited investor” in accordance with Rule 501(a) of the U.S. Securities Act.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Time.

Dated:	Signed:

Witness (If Subscriber is an Individual)	Print the name of Subscriber

Print Name of Witness	If Subscriber is a corporation, print name and title of Authorized Signing Officer